                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 5, 2006

                              SPARTECH CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                -----------------
                 (State or other jurisdiction of incorporation)

                   1-5911                           43-0761773
            --------------------------------------------------------
           (Commission File Number) (IRS Employer Identification No.)

          120 South Central Avenue, Suite 1700, Clayton, Missouri 63105
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (314) 721-4242
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                              SPARTECH CORPORATION
                                    FORM 8-K


Item 1.01. Entry into a Material Definitive Agreement.

     Effective June 5, 2006, Spartech Corporation ("the Company") entered into a Note Purchase Agreement with The Northwestern Mutual Life Insurance Company, CUNA Mutual Insurance Company, CUNA Mutual Life Insurance Company, CUMIS Insurance Society, and Members Life Insurance Company, by which the Company issued in a private placement $50 million of its 5.78% Senior Notes, payable on June 5, 2011. The 2006 Senior Notes do not require annual principal payments and are pre-payable at the Company's option after June 5, 2009 at par. Interest on the 2006 Senior Notes is payable semi-annually on December 5 and June 5 of each year.


Item 1.02. Termination of a Material Definitive Agreement.

     On June 7, 2006, the Company used the proceeds from the 2006 Senior Notes to redeem from Spartech Capital Trust, a Delaware trust controlled by the Company, all $50 million of the Company's 6.5% convertible debentures due 2014. This resulted in the simultaneous redemption by the Trust of all $50 million of the Trust's 6.5% convertible preferred securities guaranteed by the Company and held by four institutional holders.

     On June 7, 2006, the Company gave notice of its intent to redeem from Spartech Capital Trust II, a Delaware trust controlled by the Company, on or about July 12, 2006, all $100 million of the Company's 7.0% convertible subordinated debentures due 2015. This will result in the simultaneous redemption by the Trust of all $100 million of the Trust's 7.0% convertible preferred securities guaranteed by the Company and held by seven institutional holders. The Company intends to use funds from its bank credit facility to redeem the 7.0% debentures.

     As a result of the early extinguishment of both series of debentures, the Company expects to record an estimated $3,780,000 of early-payment penalty and $1,750,000 of non-cash write-offs of unamortized debt issuance costs in the third quarter of fiscal 2006.


Item 2.02. Results of Operations and Financial Condition.

     On June 8, 2006, the Company issued a press release regarding its earnings results for its second quarter ended April 29, 2006 and regarding changes in its earnings guidance for the last two quarters of 2006. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.


Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an
           Off-Balance Sheet Arrangement of a Registrant.

     See the description of the Company's 5.78% Senior Notes issued June 5, 2006, under Item 1.01, above.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

        Exhibit
        Number    Description

        10.1      Note Purchase Agreement dated June 5, 2006, between the
                  Company and purchasers of $50 million of the Company's 5.78%
                  Senior Notes.

        99.1      Press release of Spartech Corporation dated June 8, 2006.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  SPARTECH CORPORATION

Date  June 8, 2006                  By /s/ JEFFREY D. FISHER
      --------------                   -----------------------------------------
                                       Jeffrey D. Fisher
                                       Senior Vice President and General Counsel